UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the registrant ☒
Filed by a party other than the registrant ☐
Check the appropriate box:
☐ Preliminary proxy statement
☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐ Definitive proxy statement
☒ Definitive additional materials
☐ Soliciting material pursuant to Section 240.14a-12

VERU INC.
(Name of Registrant as Specified in Its Charter)
Registrant
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of filing fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

VERU INC.

2024 Annual Meeting

Vote by March 25, 2024

11:59 PM ET

VERU INC.
ATTN: MICHAEL J. PURVIS
2916 N. MIAMI AVENUE, SUITE 1000
MIAMI, FL 33127

You invested in VERU INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on March 26, 2024.**

Get informed before you vote

View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 12, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

March 26, 2024
9:00 AM EDT

Veru Inc.
2916 N. Miami Avenue, Suite 1000
Miami, FL 33127

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Mitchell S. Steiner 03) Harry Fisch 05) Grace Hyun 02) Mario Eisenberger 04) Michael L. Rankowitz 06) Lucy Lu	For
2. To ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2024.	For

NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.